                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2001

                       PEGASUS COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                   0-32383                    23-3070336
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   (State or Other              (Commission                (IRS Employer
   Jurisdiction of              File Number)             Identification No.)
    Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
             Suite 200, Bala Cynwyd, Pennsylvania  19004
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        (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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         On August 2, 2001, the Federal Communications Commission awarded
Pegasus Development Corporation, a wholly-owned subsidiary of Pegasus Communications Corporation, a license to launch and operate satellites transmitting in the Ka-band from two orbital locations (107(Degree)W and 117(Degree)W) that cover the entire continental United States ("CONUS"). The license will enable Pegasus to operate geostationary satellite orbit (GSO) satellites that have the potential to provide telecommunications services, including direct-to-home satellite television, re-transmission of local broadcast signals, high-speed Internet access and interactive television services to communities throughout North America. The FCC license also gives Pegasus Development authority to operate GSO satellites transmitting in the Ka-band in three non-CONUS orbital locations (43(Degree)W, 28(Degree)E and 107.5(Degree)E) that are capable of providing services to Africa, Europe and Asia.

         The above-statement contains certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information relating to Pegasus Communications and its subsidiaries that are based on the beliefs of Pegasus Communications' management, as well as assumptions made by and information currently available to Pegasus Communications' management. These statements reflect the current views of Pegasus Communications' management with respect to future events that are subject to unknown risks, uncertainties and other factors that may cause actual results to differ from those contemplated in the above statement, including the risk that Pegasus Communications may incur significant costs in pursuing the telecommunications service initiatives contemplated above with no assurance of the success of such initiatives. An example of these expenditures include costs associated with launching GSO satellites and developing or acquiring the complicated technology used to provide sophisticated telecommunications services. A number of factors could prevent or inhibit Pegasus Communications from providing these telecommunications services, including technological issues, regulatory risks and the ability to obtain the financing necessary to complete the development of these services.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PEGASUS COMMUNICATIONS CORPORATION


                                           By: /s/ Scott A. Blank
                                              -------------------------------
                                               Scott A. Blank
                                               Senior Vice President


August 8, 2001